UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2008

SINOBIOMED INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	333-128399 (Commission File Number)	20-1945139 (IRS Employer Identification No.)

Lane 4705, No. 58, North Yang Gao Rd. Pudong New Area Shanghai, China (Address of principal executive offices)	201206 (Zip Code)

Registrant's telephone number, including area code 011-86-21-58546923

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 3.02 below.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

Convertible Debenture Financing

On July 30, 2008 Sinobiomed Inc. (the “Company”) closed an initial $100,000 portion of a $500,000 financing pursuant to a Non-U.S. and Non-Canadian Private Placement Subscription Agreement, dated June 30, 2008, between the Company and Accelera Evolution Limited (“Accelera”), an Asian-based investment fund. The Company issued Accelera a $100,000 principal amount convertible debenture due July 1, 2011, convertible into shares of our common stock, par value $0.0001, at a price of $0.30 per share together with 300,000 common share purchase warrants (each a “Warrant”) and 600,000 common share purchase piggyback warrants (each a “Piggyback Warrant”). Each Warrant entitles the holder thereof to acquire one additional share of common stock in the capital of the Company at a price of $0.33 per share (each a “Warrant Share”) for the period ending at 4:00 p.m. (Pacific Standard Time) on December 1, 2008 (the “Warrant Exercise Period”). Each Piggyback Warrant, which will only be available for exercise by the holder thereof if the Warrants have been exercised in full (unless subsequently waived in writing by the Company), entitles the holder thereof to acquire one additional share of common stock in the capital of the Company at a price of $0.37 per share (each a “Piggyback Warrant Share”) for the period ending at 4:00 p.m. (Pacific Standard Time) on July 1, 2010 (the “Piggyback Warrant Exercise Period”).

The proceeds from the transaction will be used to fund the business of Sinobiomed Inc. and for general corporate purposes.

Interest is payable on the principal amount of the convertible debenture outstanding at 8% per annum, calculated and payable quarterly in arrears. Interest payable under the convertible debenture shall be paid on the last day of September, December, March and June of each year. The holder of the convertible debenture has the option to convert any accrued and unpaid interest due at the time of a conversion.

The Company believes that the issuance is exempt from registration under Regulation S promulgated under the Act as the securities were issued to the entity through an offshore transaction which was negotiated and consummated outside of the United States.

ITEM 8.01. OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Non-U.S. and Non-Canadian Private Placement Subscription Agreement between Sinoibiomed Inc. and Accelera Evolution Limited, dated June 30, 2008
Exhibit 10.2	Convertible Debenture of Sinobiomed Inc. in the principal sum of $100,000 issued to Accelera Evolution Limited
Exhibit 10.3	Share Purchase Warrant Certificate for up to 300,000 common shares of Sinobiomed Inc. issued to Accelera Evolution Limited.
Exhibit 10.4	Share Purchase Piggyback Warrant Certificate for up to 600,000 common shares of Sinobiomed Inc. issued to Accelera Evolution Limited.
Exhibit 99.1	Press Release dated July 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2008

SINOBIOMED INC.

By:	/s/ Ka Yu
Name:	Ka Yu
Title:	Secretary and a Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 10.1	Non-U.S. and Non-Canadian Private Placement Subscription Agreement between Sinoibiomed Inc. and Accelera Evolution Limited, dated June 30, 2008
Exhibit 10.2	Convertible Debenture of Sinobiomed Inc. in the principal sum of $100,000 issued to Accelera Evolution Limited
Exhibit 10.3	Share Purchase Warrant Certificate for up to 300,000 common shares of Sinobiomed Inc. issued to Accelera Evolution Limited.
Exhibit 10.4	Share Purchase Piggyback Warrant Certificate for up to 600,000 common shares of Sinobiomed Inc. issued to Accelera Evolution Limited.
Exhibit 99.1	Press Release dated July 30, 2008